SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                             March 24, 1997
                    (Date of earliest event reported)



                      KING WORLD PRODUCTIONS, INC.
         (exact name of Registrant as specified in its charter)


Delaware                                1-9244             13-2565808
(State or other jurisdiction of         (Commission        (I.R.S. Employer
Incorporation or organization)          File Number)       Identification No.)

1700 Broadway,                                             10019
New York, New York                                         (Zip Code)

(Address of principal executive office)

   Registrant's telephone number, including area code: (212) 315-4000




                Exhibit index is on page 5 of this filing

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Item 5.  Other Events

          On March 24, 1997, King World Productions, Inc. (the "Company") filed an action in California Suprior Court, Los Angeles County, against the two subsidiaries of Sony Pictures Entertainment that produce "WHEEL OF FORTUNE" and "JEOPARDY!". In this suit, the Company is seeking to confirm its rights to produce or license others to produce strip game shows for distribution in first-run syndication by others as explicitly recognized in the agreements under which the Company distributes "WHEEL OF FORTUNE" and "JEOPARDY!". A copy of the Company's action is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          On May 8, 1997, the defendants filed an answer and cross-complaint. The cross-complaint alleges that the Company has breached the distribution agreements with the defendants and seeks a judgment for damages in an unspecified amount, for termination of the distribution agreements and/or for reformation (in effect a judicial rewriting) of the agreements to prohibit the Company from, among other things, producing any strip game show for first-run syndication. A copy of the answer and cross-complaint are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

          On May 13, 1997, the Company issued a press release regarding developments in its pending litigation with the defendants. A copy of such press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.





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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Complaint for Declaratory Relief in King World Productions, Inc., v. Califon Productions, Inc., Jeopardy Productions, Inc., and Does 1 through 10, inclusive, C.A. No. BC 168 059 (Superior Court of the State of California for the County of Los Angeles, filed March 24, 1997).

        99.2 Answer to Unverified Complaint in King World Productions, Inc., vs. Califon Productions, Inc., Jeopardy Productions, Inc., and Does 1 through 10, inclusive, C.A. No. BC 168 059 (Superior Court of the State of California for the County of Los Angeles, filed May 8,
                   1997).

        99.3 Cross-Complaint for Breach of Contract, Termination of Contract and Reformation in King World Productions, Inc., vs. Califon Productions, Inc., Jeopardy Productions, Inc., and Does 1 through 10, inclusive, C.A. No. BC 168 059 (Superior Court of the State of California for the County of Los Angeles, filed May 8, 1997).

        99.4       Text of Press Release of the Company dated
                   May 13, 1997.



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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KING WORLD PRODUCTIONS, INC.


                                    By:  /s/ JONATHAN BIRKHAHN
                                         ---------------------
                                         Name:  Jonathan Birkhahn
                                         Title: Senior Vice
                                                President, Business
                                                Affairs and General
                                                Counsel

DATED: May 13, 1997


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                              EXHIBIT INDEX


Exhibits

        99.1 Complaint for Declaratory Relief in King World Productions, Inc., v. Califon Productions, Inc., Jeopardy Productions, Inc., and Does 1 through 10, inclusive, C.A. No. BC 168 059 (Superior Court of the State of California for the County of Los Angeles, filed March 24, 1997).

        99.2 Answer to Unverified Complaint in King World Productions, Inc., vs. Califon Productions, Inc., Jeopardy Productions, Inc., and Does 1 through 10, inclusive, C.A. No. BC 168 059 (Superior Court of the State of California for the County of Los Angeles, filed May 8,
                      1997).

        99.3 Cross-Complaint for Breach of Contract, Termination of Contract and Reformation in King World Productions, Inc., vs. Califon Productions, Inc., Jeopardy Productions, Inc., and Does 1 through 10, inclusive, C.A. No. BC 168 059 (Superior Court of the State of California for the County of Los Angeles, filed May 8, 1997).

        99.4          Text of Press Release of the Company dated
                      May 13, 1997.


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